Exhibit 10.1

EXECUTION

AMENDMENT NO. 6
TO MORTGAGE LOAN PARTICIPATION PURCHASE AND SALE AGREEMENT

Amendment No. 6 to Mortgage Loan Participation Purchase and Sale Agreement, dated as of September 1, 2017 (this “Amendment”), by and among Bank of America, N.A. (“Purchaser”), PennyMac Loan Services, LLC (“Seller”) and Private National Mortgage Acceptance Company, LLC (“Guarantor”).

RECITALS

Purchaser, Guarantor and Seller are parties to that certain Mortgage Loan Participation Purchase And Sale Agreement, dated as of August 13, 2014  (as amended, restated, supplemented or otherwise modified from time to time,  the “Existing MLPSA”; and as further amended by this Amendment, the “MLPSA”).  The Guarantor is a party to that certain Amended and Restated Guaranty (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), dated as of August 13, 2014, made by Guarantor in favor of Purchaser.

Purchaser, Seller and Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing MLPSA be amended to reflect certain agreed upon revisions to the terms of the Existing MLPSA.  As a condition precedent to amending the Existing MLPSA,  Purchaser has required Guarantor to ratify and affirm the Guaranty on the date hereof.

Accordingly, Purchaser, Seller and Guarantor hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing MLPSA is hereby amended as follows:

Section 1. Definitions. Section 1 of the Existing MLPSA is hereby amended by deleting the definition of “Aggregate Transaction Limit” in its entirety and replacing it with the following:

“Aggregate Transaction Limit”:  The sum of (x) $550,000,000 plus (y) the amount of any Temporary Increase agreed to by Purchaser for so long as such Temporary Increase is in effect.

Section 2. Fees and Expenses.  Seller hereby agrees to pay to Purchaser, on demand, any and all reasonable fees, costs and expenses (including reasonable fees and expenses of counsel) incurred by Purchaser in connection with the development, preparation and execution of this Amendment, irrespective of whether any transactions hereunder are executed.

Section 3. Conditions Precedent. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:
3.1 Delivered Documents. On the Amendment Effective Date, the Purchaser shall have received this Amendment, executed and delivered by a duly authorized officer of Purchaser, Seller and Guarantor.

3.2 Facility Fee. Seller shall have paid to Purchaser in immediately available funds that portion of the Facility Fee due and payable in connection with the increase on the Amendment Effective Date.
Section 4. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing MLPSA shall continue to be, and shall remain, in full force and effect in accordance with its terms.

Section 5. Counterparts.  This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment.

Section 6. Severability.  Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

Section 7. GOVERNING LAW.  THE AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

Section 8. Reaffirmation of Guaranty. The Guarantor hereby (i) agrees that the liability of Guarantor or rights of Purchaser under the Guaranty shall not be affected as a result of this Amendment, (ii) ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and (iii) acknowledges and agrees that such Guaranty is and shall continue to be in full force and effect.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Bank of America, N.A., as Purchaser

By:	/s/ Adam Robitshek
	Name:	Adam Robitshek
	Title:	Vice President

PENNYMAC LOAN SERVICES, LLC, as
Seller

By:	/s/ Andrew S. Chang
	Name:	Andrew Chang
	Title:	Senior Managing Director and
Chief Financial Officer

PRIVATE NATIONAL MORTGAGE
ACCEPTANCE COMPANY, LLC, as
Guarantor

By:	/s/ Andrew S. Chang
	Name:	Andrew Chang
	Title:	Senior Managing Director and
Chief Financial Officer

Signature Page to Amendment No. 6 to Mortgage Loan Participation Purchase and Sale Agreement